Patent Finance Obligation	12 Months Ended
Dec. 31, 2012
Patent Finance Obligation
8.	PATENT FINANCE OBLIGATION

On January 27, 2011, the Company acquired certain patents for future considerations while entering into a licensing agreement with the same counter-party. The Company has accounted for the non-monetary transaction at fair value using the income approach to value the patents acquired. To estimate the fair value, the Company considered the estimated future royalties, related costs and applied a discount rate of 16.5%.

The obligation is based on the quarterly discounted payment stream of $688 and an effective interest rate of 4.75%. The current and long term portion of this obligation is reflected as follows:

	As at December 31, 2012	As at December 31, 2011
Patent finance obligation, due December 27, 2014	$5,217	$7,647
Current portion	(2,547)	(2,458)

	$2,670	$5,189

Principal repayments are expected to be as follows:

2013	$2,547
2014	$2,670
2015 and thereafter	$—